-------------------------------------------------------------------------------
                                      THE
                                   PAKISTAN
                                  INVESTMENT
                                  FUND, INC.
-------------------------------------------------------------------------------




                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2000
                      MORGAN STANLEY DEAN WITTER INVESTMENT
                                 MANAGEMENT INC.
                               INVESTMENT ADVISER




                       THE PAKISTAN INVESTMENT FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
--------------------------------------------------------------------------------
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U.S. INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

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PAKISTAN INVESTMENT ADVISER
International Asset Management Company Limited
Nacon House
Maulana Din Mohammed Wafar Road
Karachi, Pakistan

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ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

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CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

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SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

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LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

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INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
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For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
----------
For the nine months ended September 30, 2000, The Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 1.52% compared to -6.71% for the IFC Global Pakistan Total Return Index (the "Index"). For the period from the Fund's commencement of operations on December 27, 1993 through September 30, 2000, the Fund had a total return, based on net asset value per share, of -72.62% compared to -60.73% for the Index. On September 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $2 7/16, representing a 29.5% discount to the Fund's net asset value per share.

The Pakistan market rose by 2.9% in local currency terms during the third quarter. The market was range bound due to weak institutional activity, both foreign and local. Slower market activity was reflected in the sharp decline in daily average volume, from U.S. $152 million in the previous quarter to just U.S. $89 million in the third quarter.

Real Gross Domestic Product (GDP) grew by 4.5% for the fiscal year 2000 that ended in June, against a 3.1% growth in fiscal year 1999. This growth was underpinned by a strong recovery of 5.5% in agricultural output, led by a record wheat harvest of 19 million bales versus 17.5 million bales last year, and also better than expected cotton and rice harvests. The manufacturing industry recorded an anemic growth of 1.6% highlighting the recessionary conditions in the industrial sector last year. The fiscal budget deficit was 6.3% in the fiscal year 2000. Although a significant improvement over the 8.3% deficit recorded in fiscal year 1998, this was still much higher than the 4.0% target agreed with the IMF. The trade deficit was U.S. $1.7 billion with imports being U.S. $10.2 billion against U.S. $8.5 billion exports. The deficit would have been much lower but for sharply higher oil prices, which averaged U.S. $25 per barrel in fiscal year 2000 versus U.S. $17 per barrel the year before.

In the budget for fiscal year ending June 2001, the Government set a real GDP growth target of 5%. Other key targets included an ambitious 20% increase in tax revenue to 436 billion rupees, a subdued inflation rate of 4.5% and 30.0% decline in the trade deficit to U.S.
$1.3 billion. On the back of robust growth from the agriculture sector last year, growth in fiscal year 2001 was expected to come mainly from the manufacturing and services sector, both projected to grow by 5%. However, the surge in world oil prices, coupled with a sharp rupee depreciation during the first quarter may lead to slower growth, higher inflation and a larger trade deficit for fiscal year 2001. Hence, it is likely that the government's targets will have to be revised. The import bill is expected to increase by another U.S. $300 - $600 million, resulting in a wider trade deficit of U.S. $2.7 billion for the fiscal year 2001. Efforts however, were made in controlling food and oil import bills. Independent power producers were asked to switch to domestic fuel (natural gas) and a resultant capital expenditure of U.S. $450 million is projected by the government. The Consumer Price Index (CPI) target is set at 6.5% for fiscal year 2001 from fiscal year 2000's 5.1%.

In a move to stabilize the rupee exchange rate, the State Bank of Pakistan (SBP) raised the key interest rates by 200 basis points across the board, taking the 12-month yield on treasury bills to 11.5%. SBP also raised the discount rate for banks from 12% to 13% and increased the Cash Reserve Requirements from 5% to 7%.

Corporate results that were announced in the third quarter of calendar year 2000 were mostly in-line with market expectations, with Hub Power being a notable exception. The company finally made provisions for the amount that was owed to them by Water and Power Development Authority (WAPDA). Post provisioning earnings were significantly below market expectations.

For the near term, investors are likely to focus on Pakistan's ability to obtain a longer-term support program from the IMF. The dispute between Hub Power and the government will also be closely monitored. A successful settlement will likely help to kick-start the various privatization issues planned by the government. All these factors may help to boost investors' confidence and stabilize the rupee. The Fund remains focused on companies with good fundamentals and superior valuations. Sectors that we expect to perform well include synthetics and energy. The poly-synthetic fiber (PSF) manufacturers will benefit from the wide price disparity between imported PSF and local prices caused by the weaker rupee. This will increase the likelihood of a price increase in the near term, thereby widening their margins. Privatization is the theme for the fuel & energy sector and expectations are that the oil marketing companies will be able to benefit from further deregulation of the industry.

On May 16, 2000, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the period from May 16, 2000 through September 30, 2000, the Fund repurchased 1,063,000 shares or 9.16% of its Common Stock at an average price per share of $2.55, excluding $53,000 in commissions paid, and an average discount of 30.81% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR



October 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY
FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE
POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.





--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO
INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/im.

The Pakistan Investment Fund, Inc.
Investment Summary as of September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL                                                               TOTAL RETURN (%)
INFORMATION                                  ------------------------------------------------------------------------
                                                 MARKET VALUE (1)      NET ASSET VALUE (2)            INDEX (3)
                                             ----------------------   ----------------------   ----------------------
                                                            AVERAGE                  AVERAGE                  AVERAGE
                                             CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                                             ----------     -------   ----------     -------   ----------     -------
                    YEAR TO DATE                 0.05%          --         1.52%         --        -6.71%          --
                    ONE YEAR                    20.31        20.31%       21.04       21.04%       13.10        13.10%
                    FIVE YEAR                  -59.10       -16.37       -52.52      -13.84       -48.10       -12.29
                    SINCE INCEPTION*           -80.71       -21.61       -72.62      -17.43       -60.73       -12.92

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                     [CHART]

                                                            YEAR ENDED DECEMBER 31,                         NINE MONTHS
                                                                                                              ENDED
                                                                                                           SEPTEMBER 30,
                                      1993*     1994      1995      1996      1997      1998      1999         2000
                                     ------    ------    ------    ------    ------    ------    ------    -------------
Net Asset Value Per Share . . . . .  $14.03    $11.42    $ 6.57    $ 4.77    $ 6.01     $ 2.37   $ 3.41         $ 3.46
Market Value Per Share  . . . . . .  $15.50    $ 9.00    $ 5.25    $ 5.13    $ 4.88     $ 1.88   $ 2.44         $ 2.44
Premium/(Discount)  . . . . . . . .    10.5%    -21.2%    -20.1%      7.5%    -18.8%     -20.7%   -28.4%         -29.5%
Income Dividends  . . . . . . . . .      --    $ 0.03    $ 0.00#      --     $ 0.01     $ 0.16   $ 0.07           0.00#
Capital Gains Distributions . . . .      --        --    $ 0.00#      --         --         --      --              --
Fund Total Return (2) . . . . . . .   -0.50%   -18.36%   -42.43%   -27.40%    26.32%    -57.25%   44.56%          1.52%
Index Total Return (3)  . . . . . .     N/A     -8.51%   -31.14%   -19.46%    26.13%    -55.88%   49.21%         -6.71%


(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks.

  * The Fund commenced operations on December 27, 1993.

  # Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Portfolio Summary as of September 30, 2000 (Unaudited)
-------------------------------------------------------------------------------
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DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]


Equity Securities         (97.0%)
Short-Term Investments     (3.0%)


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INDUSTRIES

Other*                                      (6.0%)
Insurance                                   (1.8%)
Paper & Forest Products                     (2.8%)
Gas Utilities                               (3.1%)
Textiles & Apparel                         (5.3%)
Electric Utilities                          (5.7%)
Banks                                       (5.8%)
Food Products                               (7.9%)
Diversified Telecommunication Services    (15.7%)
Chemicals                                  (22.0%)
Oil & Gas                                  (23.9%)

TEN LARGEST HOLDINGS**


                                               PERCENT OF
                                               NET ASSETS
                                               ----------
1.  Pakistan Telecommunications Co., Ltd.         15.7%
2.  Pakistan State Oil Co., Ltd.                  14.3
3.  ICI (Pakistan) Ltd.                           10.1
4.  Lever Brothers (Pakistan) Ltd.                 7.9
5.  Fauji Fertilizer Co., Ltd.                     6.4
6.  Hub Power Co., Ltd.                            5.7
7.  Shell (Pakistan) Ltd.                          5.5
8.  Muslim Commercial Bank Ltd.                    5.3
9.  Ibrahim Fibres Ltd.                            4.3
10. Pakistan Oilfields Ltd.                        4.1
                                                  ----
                                                  79.3%
                                                  ----
                                                  ----


* Other includes industries not shown separately and other assets and liabilities.

** Excludes short-term investments.

INVESTMENTS (UNAUDITED)
-----------
SEPTEMBER 30, 2000


                                                                          VALUE
                                             SHARES                       (000)
-------------------------------------------------------------------------------
COMMON STOCKS (96.2%)
(Unless otherwise noted)
-------------------------------------------------------------------------------
AIRLINES (0.9%)
    Pakistan International Airlines
        Corp. 'A'                           3,008,500           U.S.$       333
                                                                ---------------
-------------------------------------------------------------------------------
BANKS (5.8%)
    Askari Commercial Bank Ltd.               725,791                       163
    Muslim Commercial Bank Ltd.             3,801,237                     1,942
                                                                ---------------
                                                                          2,105
                                                                ---------------
-------------------------------------------------------------------------------
CHEMICALS (22.0%)
    Dewan Salman Fibre Ltd.                 2,061,000                       953
    Engro Chemicals (Pakistan) Ltd.         1,140,732                     1,054
    Fauji Fertilizer Co., Ltd.              3,356,400                     2,334
    ICI (Pakistan) Ltd.                    16,319,700                     3,698
                                                                ---------------
                                                                          8,039
                                                                ---------------
-------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (1.3%)
    D.G. Khan Cement Co., Ltd.              2,820,000                       457
                                                                ---------------
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (0.0%)
    Trust Modaraba Ltd.                           100                        -- @
                                                                ---------------
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (15.7%)
    Pakistan Telecommunications Co.,
        Ltd. 'A'                           11,454,400                     5,074
    Pakistan Telecommunications Co.,
        Ltd. GDR                               15,083                       669
                                                                ---------------
                                                                          5,743
                                                                ---------------
-------------------------------------------------------------------------------
ELECTRIC UTILITIES (5.7%)
   Hub Power Co., Ltd.                      6,375,000                     2,090
                                                                ---------------
-------------------------------------------------------------------------------
FOOD PRODUCTS (7.9%)
   Lever Brothers (Pakistan) Ltd.             172,760                     2,892
                                                                ---------------
-------------------------------------------------------------------------------
GAS UTILITIES (3.1%)
   Sui Southern Gas Co., Ltd.               4,553,682                     1,126
                                                                ---------------
-------------------------------------------------------------------------------
INSURANCE (1.8%)
   Adamjee Insurance Co., Ltd.                537,791                       663
                                                                ---------------
-------------------------------------------------------------------------------
OIL & GAS (23.9%)
   Pakistan Oilfields Ltd.                    565,754                     1,495
   Pakistan State Oil Co., Ltd.             1,746,535                     5,212
   Shell (Pakistan) Ltd.                      391,600                     2,005
                                                                ---------------
                                                                          8,712
                                                                ---------------
-------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (2.8%)
    Packages Ltd.                             798,671                     1,008
                                                                ---------------
-------------------------------------------------------------------------------
TEXTILES & APPAREL (5.3%)
    Ibrahim Fibres Ltd.                     5,059,700                     1,581
    Nishat Mills Ltd.                         741,011                       357
    Saif Textile Mills Ltd.                       100                        -- @
                                                                ---------------
                                                                          1,938
                                                                ---------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost U.S.$39,563)                                                   35,106
                                                                ---------------
-------------------------------------------------------------------------------
                                              NO. OF
                                              RIGHTS
-------------------------------------------------------------------------------
RIGHTS (0.1%)
(a)Nishat Mills Ltd.
    (Cost U.S.$--@)                         1,220,211                        34
                                                                ---------------
-------------------------------------------------------------------------------
                                               FACE
                                              AMOUNT
                                               (000)
-------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (2.9%)
(Interest Bearing Demand Account)
    Pakistani Rupee
        (Cost U.S.$1,153)                  PKR 62,807                     1,078
                                                                ---------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.2%)
    (Cost $40,716)                                                       36,218
                                                                ---------------
-------------------------------------------------------------------------------
                                                   AMOUNT
                                                    (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
    Other Assets                                     731
    Liabilities                                     (454)                   277
                                         ---------------        ---------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
    Applicable to 10,541,792 issued and
        outstanding U.S.$0.01 par value shares
        (100,000,000 shares authorized)                         U.S.$    36,495
                                                                ---------------
-------------------------------------------------------------------------------
       NET ASSET VALUE PER SHARE                                U.S.$      3.46
                                                                ---------------
-------------------------------------------------------------------------------


GDR -- Global Depositary Receipt
  @ -- Value is less than U.S.$500.

September 30, 2000 exchange rate -- Pakistani Rupee (PKR)
58.250 = U.S.$1.00.